UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   August 4, 2006
                                                 _____________________________


                     Peoples Community Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



Maryland                                000-29949                   31-1686242
______________________________________________________________________________
(State or other jurisdiction     (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



6100 West Chester Road, West Chester, Ohio                               45069
______________________________________________________________________________
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (513) 870-3530
                                                   ___________________________



                              Not Applicable
______________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 2.02  Results of Operations and Financial Condition
           _____________________________________________

     On August 4, 2006, Peoples Community Bancorp, Inc. (the "Company") reported its net earnings for the three and nine month periods ended June 30, 2006.

     For additional information, reference is made to the Company's press release dated August 4, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

ITEM 9.01  Financial Statements and Exhibits
           _________________________________

           (a)  Not applicable.
           (b)  Not applicable.
           (c)  Not applicable.
           (d)  Exhibits.

           The following exhibit is filed herewith.


        Exhibit Number     Description
        ______________     ________________________________________________
        99.1               Press release dated August 4, 2006


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PEOPLES COMMUNITY BANCORP, INC.



Date: August 7, 2006              By: /s/Jerry D. Williams
                                      ______________________________________
                                      Jerry D. Williams
                                      President and Chief Executive Officer

                              EXHIBIT INDEX


        Exhibit Number      Description
        ______________      _______________________________________________
        99.1                Press release dated August 4, 2006